[GRAPHIC]


                               SMITH BARNEY
                               FUNDAMENTAL
                               VALUE FUND INC.

                               ------------------
                               SEMI-ANNUAL REPORT
                               ------------------

[GRAPHIC]


                               March 31, 1997



                        [LOGO] SMITH BARNEY MUTUAL FUNDS

                               Investing for your future.
                               Every day.(SM)

Smith Barney Fundamental
Value Fund Inc.
================================================================================
The Smith Barney Fundamental Value Fund Inc. seeks long-term growth of capital, with current income as a secondary objective. The Fund invests primarily in the stocks of companies believed to be attractively priced relative to the true value of their assets or business prospects.

                                     NASDAQ SYMBOLS
                                     --------------
           Class A                      SHFVX
           Class B                      SFVBX
           Class C                      SFVCX

Smith Barney Fundamental Value Fund Inc.
Average Annual Total Returns Ended
March 31, 1997

                                 Without Sales Charges*
                       ----------------------------------------------------
                       Class A          Class B         Class C
===========================================================================
Six Months                10.87%          10.45%           10.46%
---------------------------------------------------------------------------
One-Year                  14.95           14.03            14.04
---------------------------------------------------------------------------
Five-Year                 16.10             N/A              N/A
---------------------------------------------------------------------------
Ten-Year                  12.42             N/A              N/A
---------------------------------------------------------------------------
Since Inception+          14.05           15.95            13.90
===========================================================================

                                  With Sales Charges**
                       ----------------------------------------------------
                       Class A          Class B         Class C
===========================================================================
Six Months                 5.33%           5.45%            9.46%
---------------------------------------------------------------------------
One-Year                   9.23            9.03            13.04
---------------------------------------------------------------------------
Five-Year                 14.92             N/A              N/A
---------------------------------------------------------------------------
Ten-Year                  11.84             N/A              N/A
---------------------------------------------------------------------------
Since Inception+          13.68           15.81            13.90
===========================================================================

* Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

** Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00% and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and C shares are November 12, 1981, November 6, 1992 and August 10, 1993, respectively.


================================================================================

================================================================================
[GRAPHIC]

" At Smith Barney Mutual Funds, your investment needs come first. Our goal is to deliver consistent and competitive returns over time using a wide range of investment strategies."


                                                           JESSICA M. BIBLIOWICZ
                                                                      President,
                                        Smith Barney Fundamental Value Fund Inc.




================================================================================
 WHAT'S INSIDE
================================================================================

Shareholder Letter ........................................................    1

An Interview with Portfolio Manager
John G. Goode .............................................................    4

Historical Performance ....................................................    6

Smith Barney Fundamental Value Fund Inc.
at a Glance ...............................................................    8

Schedule of Investments ...................................................    9

Statement of Assets and Liabilities .......................................   13

Statement of Operations ...................................................   14

Statements of Changes in Net Assets .......................................   15

Notes to Financial Statements .............................................   16

Financial Highlights ......................................................   21

================================================================================
 Shareholder Letter
================================================================================




[PHOTO]                    [PHOTO]
Heath B. McLendon          John G. Goode
Chairman and               Vice President and
Chief Executive Officer    Investment Officer


Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Fundamental Value Fund Inc. for the period ended March 31, 1997. In this report we have summarized the period's prevailing economic and market conditions and outlined our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow.

Performance Update

For the six months ended March 31, 1997, the Class A shares of the Fundamental Value Fund generated a total return of 10.87%. In comparison, the Standard & Poor's 500 Composite Stock Index ("S&P 500") had a total return of 11.95% over the same period. (The S&P 500 is a capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.) At the end of January, the Fund lagged the S&P 500 by a substantial margin as the top 25 to 50 names in the S&P 500 were bid up by index funds and other investors concentrating their buying in the largest issues. The extreme two-tier market that developed suggested that the risks were high for the market. As a result, we took several actions that benefited shareholders during the significant correction that took place during February and March.

Investment Strategy

The Fundamental Value Fund continued to maintain a defensive posture during this period. In February we determined that many of the Fund's positions that we like long term, had reached prices that looked fully valued near term. Our response was to utilize "collars," a combination of call and put options* that provide upside potential and yet limit the downside risk in many issues. We believed that the technology and financial services stocks we held would be particularly vulnerable should a correction occur and many protective collars were put in place in these sectors of the Fund's portfolio.

What follows is a description of a collar and its application in the Fund's portfolio. One of the Fund's holdings had risen to $162 per share earlier in the quarter and we elected to sell (write) a call for which we received about $10 per share. The call would allow the buyer to purchase this holding from the Fund at a price of $205 per share at any time up to January 1998. We then used the $10 (premium) we received for the call to purchase a price per share put option, which would allow the Fund to sell the holding at a price of $150 per share at any time up to January 1998. With this approach we maintained substantial upside potential and limited our downside exposure.

In the correction that occurred late in the first quarter of 1997, the put options increased substantially in value and the call options declined in price, which helped offset the market action. As a result, during the last two months of the quarter, the Fundamental Value Fund's NAV per share declined only 1.22% versus the 3.36% decline for the stock market as measured by the S&P 500. Approximately 23% of the Fund's assets were subject to "collars" at the end of the first quarter.

----------
* A call option is a contract that gives you (the buyer) the right, but not the obligation, to buy a specific quantity of an underlying asset for a fixed price over a specified period. A put option gives you (the seller) the right, but again not the obligation, to sell a specific quantity of an underlying asset for a fixed price over a specified period.
--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                       1

================================================================================
"The Goldilocks stock market environment (where inflation, economic growth and interest rates are "just right") probably will give way to a situation where the economic porridge is either a little too hot or too cold."
================================================================================

In addition, during the first quarter, we substantially increased our Toys "R" Us and Wal-Mart holdings, because we believed that their share prices represented outstanding value. In technology, we increased our holdings in Adobe Systems, whose share price had been depressed because of the Apple-Windows platform transition. In our view, this company is one of the best long-term Internet plays. During the quarter, positions in energy were reduced because of their appreciation and the fact that oil and gas prices are expected to decline in 1997.

We recently initiated a position in 20-year zero-coupon bonds, believing these bonds were an equity equivalent with better risk/reward characteristics than most stocks. As a relative value manager (please see interview on page four), we monitor the prices and values of one set of assets as compared to another. The ratio of long-term bond yields to stock yields reached 3.5:1 recently. This figure is rarely reached, the last time being in September 1987. If rates continue to increase, zero coupon bond losses would be less, in our estimation, than for stocks. In addition, lower interest rates could produce substantial capital gains that might be well above the long-term return from stocks.

Market Commentary

The Goldilocks stock market environment (where inflation, economic growth and interest rates are "just right") probably will give way to a situation where the economic porridge is either a little too hot or too cold. In our opinion, rising interest rates will probably affect the economy much faster than in the past, because the economic advance over the last few years has been very uneven. Much of the gain has gone to upper-income individuals; in many cases, the middle class has only begun to benefit.

Federal Reserve Board Chairman Alan Greenspan's interest rate increase probably will cause some weakness in the economy to develop in the next few quarters. The U.S. government, which has important agenda items -- a balanced budget, reform of Medicare and Medicaid (which are in a near-term crisis) and Social Security reform -- could see its tax revenues flatten and possibly decline in a weakening economy. There is very little tolerance for any economic pain and we believe the federal government will quickly become a cheerleader for renewed growth. This may be six to twelve months down the road, but when it occurs the stocks and sectors to be in will be those which are economically sensitive and cyclical in nature. In our view, the small- and mid-cap companies, which have been major underperformers in recent years, will again become part of the market's leadership.

Finally, we believe that inflation will make a moderate comeback, reaching
3 1/2% to 4%. The emphasis on getting the economy growing again will mean somewhat less concern about inflation and its effects. Sometime in the coming months it will become important to tilt asset allocations toward natural resources and so-called hard assets.

We maintain an indicator showing the relationship of financial assets to real estate and natural resources starting 107 years ago in 1890. In 1996 the indicator gave the fourth "buy" signal for natural resources versus financial assets in more than a century. This is not a precise timing tool; however, we are confident that our indicator is correctly predicting that natural resources will provide excellent investment opportunities over the next three to five years.

In light of the current market environment, we will look to make investments that have favorable


--------------------------------------------------------------------------------
2                                        1997 Semi-Annual Report to Shareholders
risk/reward characteristics while being mindful of heightened risks and the need to protect principal. We believe this period will give way in the next year or so to one in which portfolio managers will need to go on the offensive again with the new market leadership that eventually emerges.

In closing, thank you for investing in the Smith Barney Fundamental Value Fund. We look forward to continuing to help you achieve your financial goals.

Sincerely,


/s/ Heath B. McLendon      /s/ John G. Goode

Heath B. McLendon          John G. Goode
Chairman                   Vice President and
                           Investment Officer

April 21, 1997


================================================================================
Top Ten Holdings*                                           As of March 31, 1997
================================================================================

1. Wal-Mart Corp.                                                           3.5%
--------------------------------------------------------------------------------

2. Adobe Systems Inc.                                                       3.4
--------------------------------------------------------------------------------

3. Toys "R" Us Inc.                                                         3.4
--------------------------------------------------------------------------------

4. American International Group Inc.                                        3.1
--------------------------------------------------------------------------------

5. Amoco Corp.                                                              3.1
--------------------------------------------------------------------------------

6. PG & E Corp.                                                             3.0
--------------------------------------------------------------------------------

7. American Express Co.                                                     2.9
--------------------------------------------------------------------------------

8. Spieker Properties Inc.                                                  2.9
--------------------------------------------------------------------------------

9. Citicorp                                                                 2.8
--------------------------------------------------------------------------------

10. AMR Corp.                                                               2.6
--------------------------------------------------------------------------------

*    As a percentage of total common stocks.










--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                       3

================================================================================
 A Conversation with Portfolio Manager
 John G. Goode
================================================================================

John G. Goode, Portfolio Manager of the Smith Barney Fundamental Value Fund, Inc. recently discussed his relative value approach to investing and how it can help protect assets during rough markets. Mr. Goode is a Managing Director of Smith Barney and has more than 28 years of investment management experience, covering both research and portfolio management. He assumed management of the Fundamental Value Fund in November 1990.

John, how does your value investing approach differ from that of other value managers?

John: I think many managers view value as an absolute term. They look for stocks with either low P/E's or dividend yields above a certain threshold. This strategy works fairly well when values are generally low. But when valuations for most stocks are high -- as they were in 1995 and 1996 -- you can run out of investment candidates.

We concentrate instead on what we call relative value and ask: Are stocks currently more attractive than bonds? Do technology stocks have more appeal than financial stocks? And within a particular sector, which stocks look most promising relative to others? When you look at the investment universe from this point of view, you're always in the game; you're never at a loss when it comes to uncovering new investment opportunities.

So you try to identify stocks that are inexpensive relative to other stocks?

John: That's true. But we are not looking for inexpensive stocks simply because we love a bargain. Our real goal is to limit risk without sacrificing upside potential. That means we will often buy a stock that may have a wart or blemish -- something that makes the stock appear undesirable to most investors. Our job is to look beyond the blemishes and identify companies that have the potential to succeed going forward, as opposed to companies that have very limited prospects. So you can call us contrarians or describe us as being opportunistic. But what we are trying to do as relative value managers is to buy merchandise intelligently.

John, what about the various sectors of the stock market? Does your investment management approach sometimes lead you into areas that other value managers may avoid?

John: Absolutely. For example, we will buy select biotechnology stocks if we believe they look attractive on a relative basis. The biotechnology industry is usually considered far beyond the scope of a typical value manager. In many cases these companies have no earnings to speak of and the potential payoff can be way out in the future. But we will buy select biotechnology issues on occasion if they make sense to us.

Could you give us some other examples of your nontraditional sector allocations?

John: One very good example would be our zero-coupon bonds. Not long ago our relative value research indicated that zeroes had the single best risk/reward ratio in the financial markets. We established a 2 percent position in the Fundamental Value Fund in 20-year zero-coupon bonds and we may add to our holdings in that area.

John, that is a very interesting investment decision. The conventional wisdom right now is that the Federal Reserve Board will likely raise short-term rates a notch or two in the near term, which would obviously have a negative impact on the prices of zero-coupon bonds. How would you address these concerns?

John: My answer is that short-term rates do not necessarily translate into long-term trends.

During 1996, you owned Real Estate Investment Trusts (REITs). Was this done to add more diversification to the Fund?

John: Yes. However, we also believed that REITs represented an outstanding opportunity. At the beginning of 1996, the commercial real estate market was look-


--------------------------------------------------------------------------------
4                                        1997 Semi-Annual Report to Shareholders
ing bleak (and had been for years). As a result, most growth managers were keeping their distance. But when an asset category is down and nobody's talking about it, we usually are poking around near it. We gradually built up our REIT holdings and now are happy to report that sector outperformed the S&P 500 by a considerable margin last year.

Since sector selection is an integral aspect of your investment approach, does that mean you rely on fundamental economic research in your overall strategy?

John: Sure. But we also place a great deal of emphasis on choosing individual stocks, and our approach combines the top-down and bottom-up disciplines. Once we focus on a sector that looks promising from a given economic perspective, we will crunch the numbers very carefully on individual stocks within that sector. We also visit a large number of companies every year to get a first-hand perspective on their managements.

John, right now small-cap stocks look very attractive relative to the bigger, well-established companies. Is your relative value approach signaling that small-cap stocks are due for a rebound?

John: While it is true that there are some terrific values in select small-cap stocks, you cannot ignore market sentiment and dynamics. In other words, are small-cap stock prices so compelling that investors would be willing to sell their "nifty fifty" holdings and buy small caps aggressively? We don't think so. While that may change within the next twelve months, we believe it's too early to make an all-out push for small-cap stocks.

The Fundamental Value Fund typically holds fewer stocks than the average growth fund. Why is that?

John: We like to avoid what we call "closet indexation." In many cases, as fund assets grow, many managers buy more and more issues and their portfolios gradually begin to resemble the overall market. Instead, we would rather have concentrated positions in companies we really like as opposed to diluting the Fund to the point where it resembles a market index.

John, how did you become interested in the financial markets? Is there anything particular in your background that helped you become a portfolio manager?

John: I grew up on a small farm in central California and learned a lot about farm prices and agricultural economics just sitting at the dinner table. But the biggest lesson I learned then was to never take anything for granted. Maybe there is a bumper crop ready to be harvested; but then all of a sudden it rains for days, or a severe hail storm develops and all bets are off. I believe my conservative approach as a portfolio manager stems directly from those kinds of formative experiences.

Fundamental Value Fund shareholders should understand that we have done a reasonably good job of helping preserve their assets during some rough markets. However, during times of turmoil it often becomes easier to identify promising ideas that could pay off handsomely a year or two down the road. So in one sense we actually enjoy periods like the months leading up to the end of the reporting period more than less volatile periods. A challenging stock market causes our adrenaline to flow faster and we generally become more excited about our future prospects when the markets become more turbulent.

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                       5

================================================================================================================================
 Historical Performance -- Class A Shares
================================================================================================================================

                                                      Net Asset Value
                                                 -------------------------
                                                 Beginning           End             Income         Capital Gain        Total
Period Ended                                     of Period        of Period         Dividends       Distributions     Returns(1)
================================================================================================================================
3/31/97                                            $9.31            $9.73            $0.13             $0.44           10.87%+
--------------------------------------------------------------------------------------------------------------------------------
9/30/96                                             8.66             9.31             0.19              0.37           14.73
--------------------------------------------------------------------------------------------------------------------------------
9/30/95                                             8.20             8.66             0.13              0.81           19.94
--------------------------------------------------------------------------------------------------------------------------------
9/30/94                                             8.42             8.20             0.08              0.53            4.92
--------------------------------------------------------------------------------------------------------------------------------
9/30/93                                             7.22             8.42             0.06              0.46           25.23
--------------------------------------------------------------------------------------------------------------------------------
9/30/92                                             6.47             7.22             0.14              0.00           14.01
--------------------------------------------------------------------------------------------------------------------------------
9/30/91                                             5.34             6.47             0.23              0.29           33.47
--------------------------------------------------------------------------------------------------------------------------------
9/30/90                                             7.15             5.34             0.18              0.57          (16.25)
--------------------------------------------------------------------------------------------------------------------------------
9/30/89                                             6.23             7.15             0.10              0.33           23.26
--------------------------------------------------------------------------------------------------------------------------------
9/30/88                                             8.36             6.23             0.26              1.03           (6.92)
--------------------------------------------------------------------------------------------------------------------------------
9/30/87                                             7.24             8.36             0.32              0.74           34.39
================================================================================================================================
Total                                                                                $1.82             $5.57
================================================================================================================================

================================================================================================================================
 Historical Performance -- Class B Shares
================================================================================================================================

                                                      Net Asset Value
                                                 -------------------------
                                                 Beginning           End             Income         Capital Gain        Total
Period Ended                                     of Period        of Period         Dividends       Distributions     Returns(1)
================================================================================================================================
3/31/97                                            $9.26            $9.71            $0.06             $0.44           10.45%+
--------------------------------------------------------------------------------------------------------------------------------
9/30/96                                             8.62             9.26             0.13              0.37           13.82
--------------------------------------------------------------------------------------------------------------------------------
9/30/95                                             8.16             8.62             0.08              0.81           19.19
--------------------------------------------------------------------------------------------------------------------------------
9/30/94                                             8.37             8.16             0.02              0.53            4.21
--------------------------------------------------------------------------------------------------------------------------------
Inception* -- 9/30/93                               7.31             8.37             0.05              0.46           22.82+
================================================================================================================================
Total                                                                                $0.34             $2.61
================================================================================================================================

================================================================================================================================
 Historical Performance -- Class C Shares
================================================================================================================================

                                                      Net Asset Value
                                                 -------------------------
                                                 Beginning           End             Income         Capital Gain        Total
Period Ended                                     of Period        of Period         Dividends       Distributions     Returns(1)
================================================================================================================================
3/31/97                                            $9.26            $9.71            $0.06             $0.44           10.46%+
--------------------------------------------------------------------------------------------------------------------------------
9/30/96                                             8.62             9.26             0.13              0.37           13.82
--------------------------------------------------------------------------------------------------------------------------------
9/30/95                                             8.16             8.62             0.09              0.81           19.33
--------------------------------------------------------------------------------------------------------------------------------
9/30/94                                             8.37             8.16             0.02              0.53            4.24
--------------------------------------------------------------------------------------------------------------------------------
Inception* -- 9/30/93                               8.15             8.37             0.00              0.00            2.70+
================================================================================================================================
Total                                                                                $0.30             $2.15
================================================================================================================================


--------------------------------------------------------------------------------
6                                        1997 Semi-Annual Report to Shareholders

================================================================================================================================
Historical Performance -- Class Y Shares
================================================================================================================================

                                                      Net Asset Value
                                                 -------------------------
                                                 Beginning           End             Income         Capital Gain        Total
Period Ended                                     of Period        of Period         Dividends       Distributions     Returns+(1)
================================================================================================================================
3/31/97                                            $9.32            $9.73            $0.16             $0.44           11.04%
--------------------------------------------------------------------------------------------------------------------------------
Inception* -- 9/30/96                               8.78             9.32             0.00              0.00            6.15++
================================================================================================================================
Total                                                                                $0.16             $0.44
================================================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

====================================================================================================================================

 Average Annual Total Return
====================================================================================================================================


                                                                                         Without Sales Charge(1)
                                                                     ---------------------------------------------------------------

                                                                     Class A           Class B           Class C            Class Y
====================================================================================================================================

Six Months Ended 3/31/97+                                            10.87%            10.45%            10.46%             11.04%
------------------------------------------------------------------------------------------------------------------------------------

Year Ended 3/31/97                                                   14.95             14.03             14.04              15.24
------------------------------------------------------------------------------------------------------------------------------------

Five Years Ended 3/31/97                                             16.10               N/A               N/A                N/A
------------------------------------------------------------------------------------------------------------------------------------

Ten Years Ended 3/31/97                                              12.42               N/A               N/A                N/A
------------------------------------------------------------------------------------------------------------------------------------

Inception* through 3/31/97                                           14.05             15.95             13.90              15.01++
====================================================================================================================================


                                                                                          With Sales Charge(2)
                                                                     ---------------------------------------------------------------

                                                                     Class A           Class B           Class C            Class Y
====================================================================================================================================

Six Months Ended 3/31/97+                                             5.33%             5.45%             9.46%             11.04%
------------------------------------------------------------------------------------------------------------------------------------

Year Ended 3/31/97                                                    9.23              9.03             13.04              15.24
------------------------------------------------------------------------------------------------------------------------------------

Five Years Ended 3/31/97                                             14.92               N/A               N/A                N/A
------------------------------------------------------------------------------------------------------------------------------------

Ten Years Ended 3/31/97                                              11.84               N/A               N/A                N/A
------------------------------------------------------------------------------------------------------------------------------------

Inception* through 3/31/97                                           13.68             15.81             13.90              15.01++
====================================================================================================================================


================================================================================
 Cumulative Total Return
================================================================================

                                                         Without Sales Charge(1)
================================================================================
Class A (3/31/87 through 3/31/97)                                 222.37%
--------------------------------------------------------------------------------
Class B (Inception* through 3/31/97)                               91.79
--------------------------------------------------------------------------------
Class C (Inception* through 3/31/97)                               60.62
--------------------------------------------------------------------------------
Class Y (Inception* through 3/31/97)                               17.87++
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B, C and Y shares are November 12, 1981, November 6, 1992, August 10, 1993 and October 13, 1995, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.
++ During November 1995 Class Y shares were fully redeemed, therefore performance for Class Y shares represents performance for the period beginning January 31, 1996, which represents the date new share purchases were made into this class.


--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                       7

================================================================================
 Smith Barney Fundamental Value Fund Inc. at a Glance (unaudited)
================================================================================


Growth of $10,000 Invested in Class A Shares of the
Smith Barney Fundamental Value Fund Inc. vs. Standard & Poor's 500 Index*
--------------------------------------------------------------------------------

                           March 1987 -- March 1997
                                   [GRAPHIC]

                                   Smith Barney             Standard & Poor's
                             Fundamental Value Fund Inc.        500 Index
                             ---------------------------        ---------
Mar--1987                            $ 9,500                     $10,000
Sep--1987                             10,450                      11,195
Sep--1988                              9,727                       9,808
Sep--1989                             11,989                      13,041
Sep--1990                             12,269                      11,835
Sep--1991                             13,401                      15,515
Sep--1992                             15,279                      17,227
Sep--1993                             19,133                      19,462
Sep--1994                             20,073                      20,178
Sep--1995                             24,076                      26,173
Sep--1996                             27,622                      31,489
Mar--1987                             30,626                      35,028



* Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1987, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through March 31, 1997, compared to the Standard & Poor's 500 Index. The index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.



Industry Diversification of Common Stocks*
--------------------------------------------------------------------------------
                                   [GRAPHIC]

Banking and Finance                          9.9%
Energy and Energy Services                  12.4%
Entertainment                                4.2%
Health Care                                  8.9%
Insurance                                    7.6%
Real Estate                                  9.6%
Retail                                       6.9%
Technology-Computers                        13.1%
Telecommunications                           8.1%
Transportation                               5.5%
Other                                       13.8%

*    As a percentage of total common stocks.


Investment Breakdown
--------------------------------------------------------------------------------
                                   [GRAPHIC]

Common Stocks                                     80.1%
Convertible Preferred Stock,
  Foreign Common Stock and Warrant                 1.1%
U.S. Government Obligation                         2.0%
Options Purchased                                  2.2%
Repurchase Agreements                             14.6%



--------------------------------------------------------------------------------
8                                        1997 Semi-Annual Report to Shareholders

====================================================================================================================================

 Schedule of Investments (unaudited)                                                                        March 31, 1997
====================================================================================================================================

            SHARES                                                 SECURITY                                             VALUE
====================================================================================================================================

COMMON STOCKS  80.1%

Banking and Finance -- 7.9%
             575,000       American Express Co.+                                                                       $34,428,125
             300,000       BankAmerica Corp.+                                                                           30,225,000
             300,000       Citicorp+                                                                                    32,475,000
             656,100       H & R Block, Inc.                                                                            19,272,938
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       116,401,063
------------------------------------------------------------------------------------------------------------------------------------

Beverages -- 2.2%
             286,800       Anheuser-Busch Cos. Inc.                                                                     12,081,450
             600,000       PepsiCo., Inc.                                                                               19,575,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        31,656,450
------------------------------------------------------------------------------------------------------------------------------------

Chemicals -- 1.8%
             250,000       E.I. du Pont de Nemours & Co.                                                                26,500,000
------------------------------------------------------------------------------------------------------------------------------------

Energy and Energy Services -- 9.9%
             250,000       Amerada Hess Corp.                                                                           13,250,000
             425,000       Amoco Corp.                                                                                  36,815,625
             900,000       Dresser Industries Inc.                                                                      27,225,000
             484,400       Mitchell Energy & Development Corp., Class A Shares                                           9,809,100
             642,000       Mitchell Energy & Development Corp., Class B Shares                                          13,161,000
             800,000       Oryx Energy Co.++                                                                            15,400,000
             175,000       Royal Dutch Petroleum Co.                                                                    30,625,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       146,285,725
------------------------------------------------------------------------------------------------------------------------------------

Entertainment -- 3.3%
             525,000       Time Warner Inc.                                                                             22,706,250
             800,000       Viacom Inc., Class B Shares++                                                                26,500,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        49,206,250
------------------------------------------------------------------------------------------------------------------------------------

Health Care -- 7.1%
             710,000       Advanced Polymer Systems Inc.++                                                               5,502,500
             200,000       ALZA Corp.++                                                                                  5,500,000
             260,000       Aphton Corp.++                                                                                3,640,000
             500,000       Johnson & Johnson+                                                                           26,437,500
             150,000       Merck & Co. Inc.                                                                             12,637,500
                 266       Molecular Biosystems Inc.++                                                                       2,426
             750,000       Pharmacia & Upjohn Inc.                                                                      27,468,750
             500,000       United Healthcare Corp.                                                                      23,812,500
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       105,001,176
------------------------------------------------------------------------------------------------------------------------------------

Insurance -- 6.1%
             275,800       Aetna Inc.                                                                                   23,684,325
             312,500       American International Group Inc.                                                            36,679,688
             200,000       Cigna Corp.                                                                                  29,225,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        89,589,013
------------------------------------------------------------------------------------------------------------------------------------

Manufacturing -- 2.2%
             357,000       Minnesota Mining and Manufacturing+                                                          30,166,500
             235,693       Optical Coating Laboratory, Inc.                                                              2,327,468
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        32,493,968
------------------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                       9

====================================================================================================================================

 Schedule of Investments (unaudited) (continued)                                                            March 31, 1997
====================================================================================================================================


            SHARES                                                 SECURITY                                             VALUE
====================================================================================================================================

Natural Resources -- 2.5%
             650,900       American Exploration Co.++                                                                  $ 7,322,625
           1,780,500       Asia Pacific Resource International, Class A Shares++                                         8,568,656
             300,000       Cyprus Amax Minerals Co.                                                                      7,125,000
             829,400       Santa Fe Pacific Gold Corp.                                                                  13,685,100
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        36,701,381
------------------------------------------------------------------------------------------------------------------------------------

Real Estate -- 7.7%
             915,000       Del Webb Corp.                                                                               14,182,500
             703,200       Irvine Apartment Communities Inc.                                                            19,953,300
             588,235       Rouse Co.                                                                                    17,205,874
             875,200       Spieker Properties Inc.                                                                      34,132,800
             875,000       TriNet Corporate Realty Trust Inc.                                                           27,671,875
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       113,146,349
------------------------------------------------------------------------------------------------------------------------------------

Retail -- 5.6%
           1,450,000       Toys "R" Us Inc.++                                                                           40,600,000
           1,475,000       Wal-Mart Corp.                                                                               41,115,625
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        81,715,625
------------------------------------------------------------------------------------------------------------------------------------

Technology - Computers -- 10.5%
           1,000,000       Adobe Systems Inc.+                                                                          40,125,000
             200,000       Intel Corp.+                                                                                 27,825,000
             200,000       International Business Machines Corp.+                                                       27,475,000
             600,000       Mentor Graphics Corp.++                                                                       5,025,000
             200,000       Motorola, Inc.                                                                               12,075,000
             445,000       NCR Corp.++                                                                                  15,686,250
             350,000       Texas Instruments, Inc.+                                                                     26,206,250
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       154,417,500
------------------------------------------------------------------------------------------------------------------------------------

Telecommunications -- 6.5%
             800,000       American Telephone & Telegraph Corp.                                                         27,800,000
             664,900       Comsat Corp.                                                                                 16,206,938
             800,000       Cox Communications Inc.++                                                                    16,500,000
             213,600       General DataComm Industries, Inc.++                                                           1,415,100
             200,000       Nextel Communications, Inc.++                                                                 2,675,000
             360,000       Scientific-Atlanta Corp.                                                                      5,490,000
           2,100,000       Tele-Communications, Inc., Class A Shares++                                                  25,200,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        95,287,038
------------------------------------------------------------------------------------------------------------------------------------

Transportation -- 4.4%
             375,000       AMR Corp.+++                                                                                 30,937,500
           1,000,000       Fritz Cos., Inc.++                                                                            9,687,500
           2,000,000       Fruehauf Trailer Corp.++                                                                        120,000
             425,000       General Motors Corp.+                                                                        23,534,375
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        64,279,375
------------------------------------------------------------------------------------------------------------------------------------

Utilities -- 2.4%
           1,500,000       PG & E Corp.                                                                                 35,250,000
------------------------------------------------------------------------------------------------------------------------------------

                           TOTAL COMMON STOCKS
                           (Cost-- $923,537,089)                                                                     1,177,930,913
====================================================================================================================================



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                       1997 Semi-Annual Report to Shareholders

====================================================================================================================================

 Schedule of Investments (unaudited) (continued)                                                                      March 31, 1997

====================================================================================================================================


              SHARES       SECURITY                                                                                        VALUE
CONVERTIBLE PREFERRED STOCK -- 0.2%
Natural Resources -- 0.2%
             128,000       American Exploration Co., Series C, Exchange 9.00%
                           (Cost-- $3,200,000)                                                                         $ 3,744,000
====================================================================================================================================

FOREIGN COMMON STOCK -- 0.9%
          10,147,928       Normandy Mining Limited ADR
                           (Cost-- $15,553,999)                                                                         13,770,069
====================================================================================================================================

WARRANT -- 0.0%
             571,429       UnionFed Financial Corp., Expire 12/29/98 #
                           (Cost-- $0)                                                                                           0
====================================================================================================================================

OPTIONS PURCHASED -- 2.2%
           1,000,000       Adobe Systems Co. Put @ 35, Expire 1/17/98                                                    3,500,000
             175,000       American Express Co. Put @ 60, Expire 1/17/98                                                 1,432,813
             400,000       American Express Co. Put @ 65, Expire 1/17/98                                                 2,100,000
             375,000       AMR Corp. Put @ 75, Expire 1/17/98                                                            1,617,188
             300,000       BankAmerica Corp. Put @ 110, Expire 1/17/98                                                   4,387,500
             300,000       Citicorp Put @ 110, Expire 1/17/98                                                            2,925,000
             425,000       General Motors Corp. Put @ 55, Expire 1/17/98                                                 1,885,938
             150,000       Intel Corp. Put @ 140, Expire 1/17/98                                                         2,400,000
              50,000       Intel Corp. Put @ 150, Expire 1/17/98                                                         1,062,500
             200,000       International Business Machines Corp. Put @ 140, Expire 1/17/98                               2,700,000
             500,000       Johnson & Johnson Put @ 55, Expire 1/17/98                                                    2,750,000
             357,000       Minnesota Mining & Maunfacturing Put @ 85, Expire 10/18/97                                    2,075,063
             100,000       Texas Instruments, Inc. Put @ 70, Expire 1/17/97                                                662,500
             250,000       Texas Instruments, Inc. Put @ 75, Expire 1/17/97                                              2,218,750
------------------------------------------------------------------------------------------------------------------------------------

                           TOTAL OPTIONS PURCHASED
                           (Cost-- $23,030,065)                                                                         31,717,250
====================================================================================================================================


             FACE
            AMOUNT                                                 SECURITY                                             VALUE
====================================================================================================================================

U.S. GOVERNMENT OBLIGATION -- 2.0%
$        130,000,000       U.S. Treasury Strip, zero coupon due 5/15/17
                           (Cost-- $30,998,103)                                                                         30,240,600
====================================================================================================================================

                           SUB-TOTAL INVESTMENTS
                           (Cost-- $996,319,256)                                                                     1,257,402,832
====================================================================================================================================




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      11

====================================================================================================================================

 Schedule of Investments (unaudited) (continued)                                                                      March 31, 1997

====================================================================================================================================



               FACE
              AMOUNT                                                 SECURITY                                             VALUE
====================================================================================================================================

REPURCHASE AGREEMENTS -- 14.6%
$        179,102,000       Union Bank of Switzerland, 6.363% due 4/1/97; Proceeds at
                           maturity -- $179,133,656; ( Fully collateralized by U.S. Treasury
                           Notes, 6.375% due 3/31/01; Market value-- $182,687,500)                                   $ 179,102,000
          20,898,000       Union Bank of Switzerland, 6.363% due 4/1/97; Proceeds at
                           maturity -- $20,901,694; (Fully collateralized by U.S. Treasury
                           Bills due 9/25/97; Market value-- $21,316,068)                                               20,898,000
          14,234,000       Goldman Sachs & Co., 6.444% due 4/1/97; Proceeds at
                           maturity -- $14,236,548; (Fully collateralized by U.S. Treasury
                           Notes, 4.750% due 10/31/98; Market value-- $14,525,865)                                      14,234,000
------------------------------------------------------------------------------------------------------------------------------------

                           TOTAL REPURCHASE AGREEMENTS
                           (Cost  $214,234,000)                                                                        214,234,000
====================================================================================================================================

                           TOTAL INVESTMENTS -- 100%
                           (Cost-- $1,210,553,256*)                                                                 $1,471,636,832
====================================================================================================================================


+    Security segregated by Custodian to cover written call options.

++   Non-income producing security.

#    Restricted security (See Note 7).

*    Aggregate cost for Federal income tax purposes is substantially the same.





                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                       1997 Semi-Annual Report to Shareholders


==========================================================================================
 Statement of Assets and Liabilities (unaudited)                            March 31, 1997
==========================================================================================
ASSETS:
     Investments, at value (Cost -- $996,319,256)                           $1,257,402,832
     Repurchase agreements (Cost -- $214,234,000)                              214,234,000
     Receivable for Fund shares sold                                             2,028,846
     Dividends and interest receivable                                           2,453,097
------------------------------------------------------------------------------------------
     Total Assets                                                            1,476,118,775
------------------------------------------------------------------------------------------
LIABILITIES:
     Options written (Note 5)                                                   13,091,156
     Payable for securities purchased                                            1,130,804
     Investment advisory fees payable                                              669,612
     Distribution fees payable                                                     291,920
     Administration fees payable                                                   276,571
     Payable for Fund shares purchased                                              28,381
     Accrued expenses                                                              358,228
------------------------------------------------------------------------------------------
     Total Liabilities                                                          15,846,672
------------------------------------------------------------------------------------------
Total Net Assets                                                            $1,460,272,103
==========================================================================================
NET ASSETS:
     Par value of capital shares                                            $      150,308
     Capital paid in excess of par value                                     1,151,690,430
     Undistributed net investment income                                         6,582,962
     Accumulated net realized gain from security transactions and options       33,089,968
     Net unrealized appreciation of investments and options                    268,758,435
------------------------------------------------------------------------------------------
Total Net Assets                                                            $1,460,272,103
==========================================================================================
Shares Outstanding:
     Class A                                                                    53,302,485
     -------------------------------------------------------------------------------------
     Class B                                                                    83,750,368
     -------------------------------------------------------------------------------------
     Class C                                                                     5,938,819
     -------------------------------------------------------------------------------------
     Class Y                                                                     7,316,433
     -------------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                                 $ 9.73
------------------------------------------------------------------------------------------
     Class B*                                                                       $ 9.71
     -------------------------------------------------------------------------------------
     Class C**                                                                      $ 9.71
     -------------------------------------------------------------------------------------
     Class Y (and redemption price)                                                 $ 9.73
     -------------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
     (net asset value plus 5.26% of net asset value per share)                      $10.24
==========================================================================================


* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 3).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      13

===========================================================================================
 Statement of Operations (unaudited)                For the Six Months Ended March 31, 1997
===========================================================================================
INVESTMENT INCOME:
     Dividends                                                                $  10,273,775
     Interest                                                                     7,132,004
     Less: Foreign withholding tax                                                  (90,173)
-------------------------------------------------------------------------------------------
     Total Investment Income                                                     17,315,606
-------------------------------------------------------------------------------------------
EXPENSES:
     Distribution fees (Note 3)                                                   4,751,934
     Investment advisory fees (Note 3)                                            3,806,897
     Administration fees (Note 3)                                                 1,384,326
     Shareholder and system servicing fees                                          599,227
     Shareholder communications                                                     174,043
     Registration fees                                                               88,512
     Audit and legal                                                                 46,244
     Custody                                                                         43,261
     Directors' fees                                                                 22,377
     Other                                                                           17,902
-------------------------------------------------------------------------------------------
     Total Expenses                                                              10,934,723
-------------------------------------------------------------------------------------------
Net Investment Income                                                             6,380,883
-------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCIES
(NOTES 4 AND 5):
     Realized Gain (Loss) From:
        Security transactions (excluding short-term securities)                  37,689,453
        Options purchased                                                        (2,451,458)
        Options written                                                           1,190,475
        Foreign currency transactions                                                (2,646)
-------------------------------------------------------------------------------------------
     Net Realized Gain                                                           36,425,824
-------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments
     and Options:
        Beginning of period                                                     176,655,866
        End of period                                                           268,758,435
-------------------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                                     92,102,569
-------------------------------------------------------------------------------------------
Net Gain on Investments, Options and Foreign Currencies                         128,528,393
-------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                        $ 134,909,276
===========================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                       1997 Semi-Annual Report to Shareholders

================================================================================
 Statements of Changes in Net Assets
================================================================================

For the Six Months Ended March 31, 1997 (unaudited)
and the Year Ended September 30, 1996
                                                               1997               1996
===========================================================================================
OPERATIONS:
     Net investment income                               $     6,380,883    $    14,687,764
     Net realized gain                                        36,425,824         74,028,199
     Increase in net unrealized appreciation                  92,102,569         52,597,728
-------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                  134,909,276        141,313,691
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM :
     Net investment income                                   (13,542,816)       (18,028,339)
     Net realized gains                                      (59,901,402)       (41,415,528)
-------------------------------------------------------------------------------------------
     Decrease in Net Assets From
        Distributions to Shareholders                        (73,444,218)       (59,443,867)
-------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
     Net proceeds from sale of shares                        192,746,635        360,705,847
     Net asset value of shares issued for reinvestment
        of dividends                                          67,806,116         57,520,992
     Cost of shares reacquired                              (112,685,411)      (196,026,058)
-------------------------------------------------------------------------------------------
     Increase in Net Assets From
        Fund Share Transactions                              147,867,340        222,200,781
-------------------------------------------------------------------------------------------
Increase in Net Assets                                       209,332,398        304,070,605

NET ASSETS:
     Beginning of period                                   1,250,939,705        946,869,100
-------------------------------------------------------------------------------------------
     End of period*                                      $ 1,460,272,103    $ 1,250,939,705
===========================================================================================
* Includes undistributed net investment income of:       $     6,582,962    $    13,747,541
===========================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      15

================================================================================
 Notes to Financial Statements (unaudited)
================================================================================

1. Significant Accounting Policies

Smith Barney Fundamental Value Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. Government and Agency obligations are valued at the mean between bid and ask price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; interest income is recorded on the accrual basis; (e) realized gains or losses on the sale of securities are calculated based on the specific identification method;
(f) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date;
(h) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward foreign currency contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.


2. Repurchase Agreements

The Fund purchases, and its custodian takes possession of, U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


3. Investment Advisory Agreement and Other Transactions

Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser of the Fund. Effective March 25, 1997, the Fund pays SBMFM an advisory fee calculated at an annual rate of 0.55% of the average daily net assets up to $1.5 billion and


--------------------------------------------------------------------------------
16                                       1997 Semi-Annual Report to Shareholders

================================================================================
 Notes to Financial Statements (unaudited) (continued)
================================================================================

0.50% of the average daily net assets in excess of $1.5 billion. This fee is calculated daily and paid monthly.

SBMFM also serves as administrator for the Fund and is paid a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the six months ended March 31, 1997, SB received brokerage commissions of $27,396 and sales charges of approximately $487,000 on sales of the Fund's Class A shares.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the six months ended March 31, 1997, CDSCs paid to SB were:

                                                    Class B       Class C
================================================================================
CDSCs                                              $533,000       $7,000
================================================================================


Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at an annual rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended March 31, 1997, total Distribution Plan fees incurred were:

                                      Class A       Class B        Class C
================================================================================
Distribution Plan Fees               $622,754      $3,870,800     $258,380
================================================================================


All officers and one Director of the Fund are employees of SB.

4. Investments

During the six months ended March 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities), which is substantially the same for Federal income tax purposes were as follows:

================================================================================
Purchases                                                       $351,456,600
--------------------------------------------------------------------------------
Sales                                                            218,434,084
================================================================================


At March 31, 1997, the gross unrealized appreciation and depreciation of investments for Federal income tax purposes was substantially as follows:

================================================================================
Gross unrealized appreciation                                   $295,990,413
Gross unrealized depreciation                                    (34,906,837)
--------------------------------------------------------------------------------
Net unrealized appreciation                                     $261,083,576
================================================================================


5. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

As of March 31, 1997, the Fund held fourteen purchase put options with a total cost of $23,030,065.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      17

================================================================================
 Notes to Financial Statements (unaudited) (continued)
================================================================================

received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds the security sold will be increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following covered call option transactions occurred during the six months ended March 31, 1997:

                                                                 Number of
                                                                 Contracts      Premiums
=========================================================================================
Options written, outstanding at September 30, 1996                 16,150    $  2,117,533
Options written during the six months ended March 31, 1997         68,550      23,467,681
Options cancelled in closing purchase transactions                 (7,650)     (1,692,423)
Options expired                                                   (23,127)     (2,459,809)
Options exercised                                                  (8,103)       (666,967)
-----------------------------------------------------------------------------------------
Options written, outstanding at March 31, 1997                     45,820    $ 20,766,015
=========================================================================================


The following represents the covered call option written contracts open as of March 31, 1997:

Number of                                                            Strike
Contracts                                              Expiration     Price            Value
==============================================================================================
   10,000   Adobe Systems Inc.                            1/17/98     $ 55        $(3,125,000)
    1,750   American Express Co.                          1/17/98       75           (377,344)
    4,000   American Express Co.                          1/17/98       80           (462,500)
    3,750   AMR Corp.                                     1/17/97       95         (2,109,374)
    3,000   BankAmerica Co.                               1/17/98      140           (581,250)
    3,000   Citicorp                                      1/17/98      140           (843,750)
    4,250   General Motors Corp.                          1/17/98       70           (504,688)
    2,000   Intel Corp.                                   1/17/98      205           (762,500)
    2,000   International Business Machines Corp.         1/17/98      180           (812,500)
    5,000   Johnson & Johnson                             1/17/98       65         (1,093,750)
    3,570   Minnesota Mining & Manufacturing             10/18/97      100           (624,750)
    3,500   Texas Instruments, Inc.                       1/17/97       95         (1,793,750)
----------------------------------------------------------------------------------------------
            Total Covered Call Options Written
            (Premiums received-- $20,766,015)                                    $(13,091,156)
==============================================================================================

6. Capital Shares

At March 31, 1997, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At March 31, 1997, total paid-in capital amounted to the following for each class:

                                                                        Amount
================================================================================
Class A                                                             $404,495,903
--------------------------------------------------------------------------------
Class B                                                              629,065,283
--------------------------------------------------------------------------------
Class C                                                               50,465,538
--------------------------------------------------------------------------------
Class Y                                                               67,814,014
================================================================================

--------------------------------------------------------------------------------
18                                       1997 Semi-Annual Report to Shareholders

================================================================================
 Notes to Financial Statements (unaudited) (continued)
================================================================================

Transactions in shares of each class were as follows:

                                         Six Months Ended                     Year Ended
                                          March 31, 1997                 September 30, 1996*
                                   ---------------------------      ----------------------------
                                      Shares         Amount             Shares        Amount
================================================================================================
Class A
Shares sold                         5,325,564    $  51,459,958       10,423,305    $  93,133,169
Shares issued on reinvestment       2,932,597       27,939,714        2,934,418       24,876,739
Shares redeemed                    (4,191,374)     (40,500,447)      (8,696,068)     (75,368,489)
------------------------------------------------------------------------------------------------
Net Increase                        4,066,787    $  38,899,225        4,661,655    $  42,641,419
================================================================================================
Class B
Shares sold                        10,688,329    $ 102,916,030       21,765,620    $ 192,072,988
Shares issued on reinvestment       3,953,347       37,410,822        3,695,941       31,218,519
Shares redeemed                    (6,900,512)     (66,481,711)     (11,904,915)    (107,172,303)
------------------------------------------------------------------------------------------------
Net Increase                        7,741,164    $  73,845,141       13,556,646    $ 116,119,204
================================================================================================
Class C
Shares sold                         1,461,049    $  14,082,750        2,925,320    $  25,823,035
Shares issued on reinvestment         259,478        2,455,580          168,804        1,425,734
Shares redeemed                      (593,367)      (5,703,253)        (811,710)      (7,334,728)
------------------------------------------------------------------------------------------------
Net Increase                        1,127,160    $  10,835,077        2,282,414    $  19,914,041
================================================================================================
Class Y
Shares sold                         2,527,548    $  24,287,897        5,505,522    $  49,676,655
Shares issued on reinvestment            --               --               --               --
Shares redeemed                          --               --           (716,637)      (6,150,538)
------------------------------------------------------------------------------------------------
Net Increase                        2,527,548    $  24,287,897        4,788,885    $  43,526,117
================================================================================================

* For Class Y shares, transactions are for the period from October 13, 1995 (inception date) to September 30, 1996.


7. Restricted Security

The following security held by the Fund on March 31, 1997, is a restricted security under the Federal securities laws and is valued at fair value in good faith by, or under the direction of, the Fund's Board of Directors taking into consideration the appropriate economic, financial and other pertinent available information pertaining to this security.

                                                                          Value               Percentage
                                          Acquisition                      Per      Fair       of Total
   Security                                  Date            Shares        Unit     Value      Net Assets       Cost
=====================================================================================================================
UnionFed Financial Corp., Warrants,
Expire 12/29/98                             10/13/93        571,429        $0.00      $0          0.00%          $0
=====================================================================================================================

The Fund may purchase securities which are subject to legal or contractual restrictions on resale if not more than 15% of the value of the Fund's total assets would be invested in such securities or in securities for which there is no readily available market. In purchasing securities which could not be sold by the Fund without registration under the Securities Act of 1933, as amended, the Fund will endeavor to obtain the right to registration at the expense of the issuer. There generally will be a lapse of time between the decision by the Fund to sell any such security and the registration of the security permitting sale. During any such period, the security will be subject to market fluctuations.

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      19

================================================================================
 Notes to Financial Statements (unaudited) (continued)
================================================================================

8. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee, which is shared 60% by the Fund and 40% by the custodian. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has market risk on the collateral received.


At March 31, 1997, the Fund had no securities on loan.



--------------------------------------------------------------------------------
20                                       1997 Semi-Annual Report to Shareholders

================================================================================
 Financial Highlights
================================================================================


For a share of each class of capital stock outstanding throughout each period:

Class A Shares(1)                          1997(2)            1996            1995            1994            1993
====================================================================================================================
Net Asset Value, Beginning of Period         $9.31             $8.66           $8.20           $8.42           $7.22
--------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                      0.06              0.20            0.17            0.09            0.07
   Net realized and unrealized gain           0.93              1.01            1.23            0.30            1.65
--------------------------------------------------------------------------------------------------------------------
Total Income From Operations                  0.99              1.21            1.40            0.39            1.72
--------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                     (0.13)            (0.19)          (0.13)          (0.08)          (0.06)
   Net realized gains                        (0.44)            (0.37)          (0.81)          (0.53)          (0.46)
--------------------------------------------------------------------------------------------------------------------
Total Distributions                          (0.57)            (0.56)          (0.94)          (0.61)          (0.52)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $9.73             $9.31           $8.66           $8.20           $8.42
--------------------------------------------------------------------------------------------------------------------
Total Return                                 10.87%++          14.73%          19.94%           4.92%          25.23%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)          $518,483          $458,208        $386,297        $264,765        $123,118
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                   1.14%+            1.22%           1.34%           1.30%           1.45%
   Net investment income                      1.36+             2.32            2.19            1.90            1.00
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         20%               57%             45%            108%            111%
--------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(3)            $0.05             $0.05           $0.05              --              --
====================================================================================================================

(1) Certain prior year numbers have been restated to reflect current years presentation. Net investment income, net realized gains and net assets were not affected.

(2)  For the six months ended March 31, 1997 (unaudited).

(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

++ Total return is not annualized, as the result may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      21

================================================================================
 Financial Highlights (continued)
================================================================================


For a share of each class of capital stock outstanding throughout each period:


Class B Shares(1)                           1997(2)           1996            1995            1994            1993(3)
=======================================================================================================================
Net Asset Value, Beginning of Period         $9.26             $8.62           $8.16           $8.37           $7.31
-----------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                      0.02              0.13            0.12            0.09            0.05
   Net realized and unrealized gain           0.93              1.01            1.23            0.25            1.52
-----------------------------------------------------------------------------------------------------------------------
Total Income From Operations                  0.95              1.14            1.35            0.34            1.57
-----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                     (0.06)            (0.13)          (0.08)          (0.02)          (0.05)
   Net realized gains                        (0.44)            (0.37)          (0.81)          (0.53)          (0.46)
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                          (0.50)            (0.50)          (0.89)          (0.55)          (0.51)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $9.71             $9.26           $8.62           $8.16           $8.37
----------------------------------------------------------------------------------------------------------------------
Total Return                                 10.45%++          13.82%          19.19%           4.21%          22.82%++
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)          $812,923          $703,552        $538,759        $361,254        $114,146
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                   1.90%+            1.97%           2.09%           2.06%           2.26%+
   Net investment income                      0.60+             1.56            1.44            1.13            0.19+
-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         20%               57%             45%            108%            111%
-----------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(4)            $0.05             $0.05           $0.05              --              --
=======================================================================================================================

(1) Certain prior year numbers have been restated to reflect current years presentation. Net investment income, net realized gains and net assets were not affected.

(2)  For the six months ended March 31, 1997 (unaudited).

(3)  For the period from November 6, 1992 (inception date) to September 30,
     1993.

(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

++ Total return is not annualized, as the result may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
22                                       1997 Semi-Annual Report to Shareholders

================================================================================
 Financial Highlights (continued)
================================================================================


For a share of each class of capital stock outstanding throughout each period:


Class C Shares(1)                          1997(2)          1996           1995           1994          1993(3)
=================================================================================================================
Net Asset Value, Beginning of Period        $9.26            $8.62          $8.16          $8.37         $8.15
-----------------------------------------------------------------------------------------------------------------
Income From Operations
   Net investment income                     0.02             0.14           0.12           0.05          0.00
   Net realized and unrealized gain          0.93             1.00           1.24           0.29          0.22
-----------------------------------------------------------------------------------------------------------------
Total Income From Operations                 0.95             1.14           1.36           0.34          0.22
-----------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                    (0.06)           (0.13)         (0.09)         (0.02)           --
   Net realized gains                       (0.44)           (0.37)         (0.81)         (0.53)           --
-----------------------------------------------------------------------------------------------------------------
   Total Distributions                      (0.50)           (0.50)         (0.90)         (0.55)           --
Net Asset Value, End of Period              $9.71            $9.26          $8.62          $8.16         $8.37
-----------------------------------------------------------------------------------------------------------------
Total Return                                10.46%++         13.82%         19.33%          4.24%         2.70%++
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)          $57,647          $44,539        $21,812         $1,652          $308
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                  1.89%+           1.96%          2.09%          2.23%         2.25%+
   Net investment income                     0.62+            1.52           1.44           0.96          0.20+
-----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        20%              57%            45%           108%          111%
-----------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(4)           $0.05            $0.05          $0.05             --            --
=================================================================================================================

(1) Certain prior year numbers have been restated to reflect current years presentation. Net investment income, net realized gains and net assets were not affected.

(2)  For the six months ended March 31, 1997 (unaudited).

(3)  For the period from August 10, 1993 (inception date) to September 30, 1993.

(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

++ Total return is not annualized, as the result may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      23

================================================================================
 Financial Highlights (continued)
================================================================================


For a share of each class of capital stock outstanding throughout each period:

Class Y Shares                                      1997(1)            1996(2)
================================================================================
Net Asset Value, Beginning of Period                 $9.32              $8.78
--------------------------------------------------------------------------------
Income From Operations:
   Net investment income                              0.07               0.23
   Net realized and unrealized gain                   0.94               0.31
--------------------------------------------------------------------------------
Total Income From Operations                          1.01               0.54
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                             (0.16)                --
   Net realized gains                                (0.44)                --
--------------------------------------------------------------------------------
   Total Distributions                               (0.60)                --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                       $9.73              $9.32
--------------------------------------------------------------------------------
Total Return++                                       11.04%              6.15%*
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                   $71,219            $44,641
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
   Expenses                                           0.80%              0.75%
   Net investment income                              1.71               2.58
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                 20%                57%
--------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(3)                    $0.05              $0.05
================================================================================

(1)  For the six months ended March 31, 1997 (unaudited).

(2)  For the period from October 31, 1995 (inception date) to September 30,
     1996.

(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

* During November 1995 Class Y shares were fully redeemed, therefore performance for Class Y shares represents performance for the period beginning January 31, 1996, which represents the date new share purchases were made into this class.

++ Total return is not annualized, as the result may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
24                                       1997 Semi-Annual Report to Shareholders

SMITH BARNEY
FUNDAMENTAL VALUE
FUND INC.

DIRECTORS                             INVESTMENT ADVISER AND ADMINISTRATOR
Lloyd J. Andrews                      Smith Barney Mutual Funds Management Inc.
Robert M. Frayn, Jr.
Leon P. Gardner
Howard J. Johnson                     DISTRIBUTOR
David E. Maryatt                      Smith Barney Inc.
Heath B. McLendon, Chairman
Frederick O. Paulsell
Jerry A. Viscione                     CUSTODIAN
Julie W. Weston                       PNC Bank, N.A.


OFFICERS                              SHAREHOLDER
Heath B. McLendon                     SERVICING AGENT
Chief Executive Officer               First Data Investor Services Group, Inc.
                                      P.O. Box 9134
Jessica M. Bibliowicz                 Boston, MA 02205-9134
President

Lewis E. Daidone
Senior Vice President
and Treasurer                         This report is submitted for the general
                                      information of the shareholders of Smith
John G. Goode                         Barney Fundamental Value Fund Inc. It is
Vice President and                    not authorized for distribution to
Investment Officer                    prospective investors unless accompanied
                                      or preceded by a current Prospectus for
Peter Hable                           the Fund, which contains information
Investment Officer                    concerning the Fund's investment
                                      policies and expenses as well as other
Thomas M. Reynolds                    pertinent information.
Controller

Christina T. Sydor
Secretary

                                      SMITH BARNEY
                                      ----------------------------------------

                                             A Member of TravelersGroup[LOGO]


                                      SMITH BARNEY FUNDAMENTAL
                                      VALUE FUND INC.
                                      Smith Barney Mutual Funds
                                      388 Greenwich Street
                                      New York, New York 10013


                                      FD01118 5/97